Joint Filer Information

Name: Double Black Diamond Offshore Ltd.
Address:	2100 McKinney Avenue, Suite 1800
Dallas, TX 75201
Designated Filer: Carlson Capital, L.P.
Issuer: EPL Oil & Gas, Inc.
Date of Event Requiring Statement: March 8, 2013
Signature:

DOUBLE BLACK DIAMOND OFFSHORE LTD.

By: Carlson Capital, L.P., its investment manager

/s/ Clint D. Carlson

By: Clint D. Carlson

Title: President

Name: Black Diamond Offshore Ltd.
Address:	2100 McKinney Avenue, Suite 1800
Dallas, TX 75201
Designated Filer: Carlson Capital, L.P.
Issuer: EPL Oil & Gas, Inc.
Date of Event Requiring Statement: March 8, 2013
Signature:

BLACK DIAMOND OFFSHORE LTD.

By: Carlson Capital, L.P., its investment manager

/s/ Clint D. Carlson

By: Clint D. Carlson

Title: President

Name: Double Black Diamond, L.P.
Address:	2100 McKinney Avenue, Suite 1800
Dallas, TX 75201
Designated Filer: Carlson Capital, L.P.
Issuer: EPL Oil & Gas, Inc.
Date of Event Requiring Statement: March 8, 2013
Signature:

DOUBLE BLACK DIAMOND, L.P.

By: Carlson Capital, L.P., its investment manager

/s/ Clint D. Carlson

By: Clint D. Carlson

Title: President

Name: Double Black Diamond Intermediate Ltd.
Address:	2100 McKinney Avenue, Suite 1800
Dallas, TX 75201
Designated Filer: Carlson Capital, L.P.
Issuer: EPL Oil & Gas, Inc.
Date of Event Requiring Statement: March 8, 2013
Signature:

DOUBLE BLACK DIAMOND INTERMEDIATE LTD.

By: Carlson Capital, L.P., its investment manager

/s/ Clint D. Carlson

By: Clint D. Carlson

Title: President

Name: Asgard Investment Corp.
Address:	2100 McKinney Avenue, Suite 1800
Dallas, TX 75201
Designated Filer: Carlson Capital, L.P.
Issuer: EPL Oil & Gas, Inc.
Date of Event Requiring Statement: March 8, 2013
Signature:

ASGARD INVESTMENT CORP.

/s/ Clint D. Carlson

By: Clint D. Carlson

Title: President

Name: Asgard Investment Corp. II
Address:	2100 McKinney Avenue, Suite 1800
Dallas, TX 75201
Designated Filer: Carlson Capital, L.P.
Issuer: EPL Oil & Gas, Inc.
Date of Event Requiring Statement: March 8, 2013
Signature:

ASGARD INVESTMENT CORP. II

/s/ Clint D. Carlson

By: Clint D. Carlson

Title: President

Name: Clint D. Carlson
Address:	2100 McKinney Avenue, Suite 1800
Dallas, TX 75201
Designated Filer: Carlson Capital, L.P.
Issuer: EPL Oil & Gas, Inc.
Date of Event Requiring Statement: March 8, 2013
Signature:

/s/ Clint D. Carlson

Clint D. Carlson